EXHIBIT 10.11

Key Link Assets Corp.

The undersigned, being the owners of an aggregate of 14,112,250 shares of the common stock of Key Link Assets Corp. (the “Company”), do hereby agree to finance, in accordance with our proportionate ownership interests, the costs up to a maximum total amount of $15,000 that will be reasonably incurred by the Company to maintain its compliance with the reporting requirements of the Securities and Exchange Commission (the “SEC”) for a period of one year after the Company’s registration statement has been declared effective by the SEC.

We understand that our loans to the Company for this purpose will be exchanged for Notes Payable in the exact amount of the loans with a Maturity Date of June 30, 2015.

_/s/ Shawn P. Clark	December 15, 2013
Shawn P. Clark	Date

_/s/ Tysen J. Kamin	December 15, 2013
Tysen J. Kamin	Date

_/s/ Christopher J. Dunkel	December 15, 2013
Christopher J. Dunkel	Date

_/s/ Dena M. Womack	December 15, 2013
Dena M. Womack	Date

_/s/ Glenn Petersen	December 15, 2013
Glenn Petersen	Date